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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 21, 2006

                            FORTUNE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                                     INDIANA
                    (State of incorporation or organization)

                                     0-19049
                            (Commission file number)

                                   20-2803889
                                (I.R.S. Employer
                               Identification No.)

                              6402 CORPORATE DRIVE
                           INDIANAPOLIS, INDIANA 46278
                    (Address of principal executive offices)

                                 (317) 532-1374
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(b) On September 21, 2006, Mr. Harlan Schafir, Chief Operating Officer and Director of the Company, was given notice of termination from Fortune Industries, Inc. (the "Company"). The termination notice coincided with the terms of his employment agreement. Mr. Schafir's employment agreement expires on September 30, 2006. Mr. Schafir was also removed from the Company's Board of Directors effective September 21, 2006.






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Signatures.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   FORTUNE INDUSTRIES, INC.

   Date: September 27, 2006                        By: /s/ Amy Gallo
                                                       -------------------------
                                                       Amy Gallo
                                                       Chief Financial Officer